                                                                      EXHIBIT 24



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2005.



                                                           /s/ Roger G. Ackerman
                                                           ---------------------
                                                           Roger G. Ackerman

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), her true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign her name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of July, 2005.



                                                            /s/ Betty C. Alewine
                                                            --------------------
                                                            Betty C. Alewine

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2005.



                                                             /s/ James R. Barker
                                                             -------------------
                                                             James R. Barker

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2005.



                                                          /s/ Marc C. Breslawsky
                                                          ----------------------
                                                          Marc C. Breslawsky

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of July, 2005.



                                                              /s/ John S. Brinzo
                                                              ------------------
                                                              John S. Brinzo

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 2 day of July, 2005.



                                                          /s/ James L. Broadhead
                                                          ----------------------
                                                          James L. Broadhead

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2005.



                                                             /s/ Ronald M. Gross
                                                             -------------------
                                                             Ronald M. Gross

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2005.



                                                              /s/ Carl S. Sloane
                                                              ------------------
                                                              Carl S. Sloane

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS that the undersigned does hereby constitute and appoint Michael T. Dan, Austin F. Reed and Robert T. Ritter, and each of them (with full power of substitution), his true and lawful attorney-in-fact and agent to do any and all acts and things and to execute any and all instruments which, with the advice of counsel, any of said attorneys and agents may deem necessary or advisable to enable The Brink's Company, a Virginia corporation (the "Company"), to comply with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation and filing of the Company's Registration Statement on Form S-8 relating to The Brink's Company 2005 Equity Incentive Plan (the "Form S-8"), including specifically, but without limitation, power and authority to sign his name as an officer and/or director of the Company, as the case may be, to the Form S-8 or any amendments thereto; and the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2005.



                                                            /s/ Ronald L. Turner
                                                            --------------------
                                                            Ronald L. Turner